SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 2003


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        000-25032               25-1724540
 ----------------------------        -------------         -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                  File Number)            Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania            15017
                -------------------------------------------        -------------
               (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600



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Item 5.       Other Events.

              On January 22, 2003, Universal Stainless & Alloy Products, Inc. (the "Company") announced its results for the fourth quarter and year ended December 31, 2002. The press release, dated January 22, 2003, issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

              The foregoing description is qualified in its entirety by reference to the complete text of the press release as set forth in Exhibit 99.1.

Item 7.       Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

             Exhibit 99.1          Press Release dated January 22, 2003.



                               Page 2 of 4 pages.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                   By: /s/ Richard M. Ubinger
                                       -----------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  January 22, 2003


                               Page 3 of 4 pages.
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                                  EXHIBIT INDEX
                                  -------------


          Exhibit 99.1     Press Release dated January 22, 2003.





                               Page 4 of 4 pages.